UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 4, 2026
TPG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange	(NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange	(NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange	(NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITN	New York Stock Exchange	(NYSE)
9.500% Senior Notes due 2029	MITP	New York Stock Exchange	(NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On November 4, 2026, TPG Mortgage Investment Trust, Inc. (the “Company”) issued a press release and an earnings presentation announcing its financial results for the fiscal quarter ended September 30, 2026.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release and earnings presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and the information contained in such press release and earnings presentation are incorporated into this Item 2.02 by this reference. The information contained in this Item 2.02, including Exhibits 99.1 and 99.2, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 4, 2026
99.2	Earnings Presentation for the fiscal quarter ended September 30, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

Participants in the Solicitation Relating to the Merger

The Company and certain of its directors and executive officers and certain other affiliates of the Company may be deemed to be participants in the solicitation of proxies from the common stockholders of the Company in respect of the proposed Merger. Information regarding the Company and its directors and executive officers and their ownership of common stock of the Company can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, and in its definitive proxy statement relating to its 2026 annual meeting of stockholders, filed with the SEC on March 16, 2026. Additional information regarding the interests of such participants in the Merger is included in the joint proxy statement/prospectus dated October 8, 2026 and other relevant documents relating to the proposed Merger filed with the SEC. These documents are available free of charge on the SEC’s website and from the Company using the sources indicated above.

No Offer or Solicitation

This communication and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”). This communication may be deemed to be solicitation material in respect of the proposed Merger.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Words such as "expects," "endeavor," "anticipates," "intends," "plans," "believes," "seeks," "will," "should," "may," "projects," "could," "estimates," "continue" or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements are based on our beliefs, assumptions and expectations of our future operations, business strategies, performance, financial condition, liquidity and prospects, taking into account information currently available to us, and are not guarantees of future performance. Forward-looking statements regarding the Company include, but are not limited to, the Company’s leverage profile, the Company’s ability to continue rotating capital into higher-returning residential credit investments, whether the Company is well positioned to grow earnings and create long-term value for stockholders, statements related to the proposed Merger, including the anticipated timing, benefits and financial and operational impact thereof, other statements of management’s belief, intentions or goals, and other statements that are not historical facts. These forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include, without limitation, changes in general economic or market conditions, including changes in inflation, tariffs, interest rates and the fair value of our assets; changes in government regulations affecting our business; the Company’s ability to grow its residential loan portfolio; changes in prepayment rates and mortgage default rates on the Company’s assets; financing needs and arrangements; the Company’s and CHMI’s ability to complete the proposed Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approval from CHMI’s and the Company’s respective stockholders and satisfaction of other closing conditions to consummate the proposed Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks related to diverting the attention of the Company and CHMI management from ongoing business operations; failure to realize the expected benefits of the proposed Merger; significant transaction costs and/or unknown or inestimable liabilities; the risk of stockholder litigation in connection with the proposed Merger, including resulting expense or delay; the risk that the Company’s and CHMI’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; and effects relating to the announcement of the proposed Merger or any further announcements or the consummation of the proposed Merger on the market price of the Company’s or CHMI’s common stock; and the risk factors contained in the Company’s filings with the Securities and Exchange Commission ("SEC"), including those described under the headings "Forward-Looking Statements" and "Risk Factors" in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 and in other reports and documents filed by the Company with the SEC from time to time, which are accessible on the SEC's website, http://www.sec.gov/. Moreover, other risks and uncertainties of which the Company is not currently aware may also affect the Company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date of this communication or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made, except as required by law. All financial information in this communication is as of September 30, 2026, unless otherwise indicated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2026	TPG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ JENNY B. NESLIN
Name: Jenny B. Neslin
Title: General Counsel and Secretary